CONSTRUCTION IN PROGRESS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Other Assets Disclosure [Text Block]
9. CONSTRUCTION IN PROGRESS

At June 30, 2011, the Company had construction in progress of $708,423 to rebuild and improve the workshop ground and road. Total construction cost of approximately $776,000 is expected to be completed in November 2011. The Company was committed to pay additional $67,000 at June 30, 2011.

9. CONSTRUCTION IN PROGRESS

Construction in progress, as at December 31, 2009, represented the amount paid for construction of the auxiliary facility of the Phase II project of the wind tower manufacturing plant for which the Company is responsible.

The Company’s construction project was divided into two phases. The first phase, for the bellows expansion joints manufacturing plant, was completed in 2009 and assets were capitalized. The second phase, for the wind tower manufacturing plant, was assigned initially to a contractor with prepayment of $2.34 million. The Company subsequently cancelled the contract with the original contractor and received its money back on April 30, 2010. The Company then reassigned the second phase of the construction project, which was comprised mainly of a production workshop and related facilities, to the local government. By assigning the contract to the local government, the Company was not required to make any advance payment, but was committed to pay approximately $1.8 million in construction cost to the local government when the Company started using the plant. However, under the terms of the agreement with the local government, the Company can pay the project cost evenly in five installments within five years (See Note 18). The Company started using the plant on August 30, 2010, and recorded the cost of construction as a long-term payable from the commencement date of use.